Exhibit 10.32

FIFTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT

This Fifth Amendment to Purchase and Sale Agreement (this “Amendment”) is entered into and effective as of November 29, 2018, by and among CATCHMARK HBU, LLC, a Delaware limited liability company (“HBU”), CATCHMARK SOUTHERN TIMBERLANDS II, L.P., a Delaware limited partnership (“Southern Timberlands”), CATCHMARK TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company (“TRS”), and CATCHMARK TEXAS TIMBERLANDS, L.P., a Texas limited partnership (“Texas Timberlands”, and collectively with HBU, TRS and Southern Timberlands, “Seller”), and FOREST INVESTMENT ASSOCIATES L.P., a Delaware limited partnership (hereinafter referred to as “Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated effective August 20, 2018, as amended by that certain First Amendment to Purchase and Sale Agreement dated October 4, 2018, as further amended by that certain Second Amendment to Purchase and Sale Agreement dated November 5, 2018, as further amended by that certain Third Amendment to Purchase and Sale Agreement dated November 8, 2018, and as further amended by that certain Fourth Amendment to Purchase and Sale Agreement dated November 26, 2018 (with all exhibits, addenda and amendments thereto, the “Contract”), covering certain real property located in Hardin, Jasper, Liberty, Newton, Orange, Polk and Tyler Counties, Texas, and Allen, Beauregard, Calcasieu, DeSoto, Natchitoches, Rapides, Sabine and Vernon Parishes, Louisiana containing approximately 55,702 acres, (the “Property”), as more particularly described in the Contract; and

WHEREAS, Seller and Purchaser have agreed to extend the date of Closing until November 30, 2018; and

WHEREAS, Seller and Purchaser have agreed to enter into this Amendment on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree to amend the Contract as follows:

1.Section 4 of the Contract is hereby amended by deleting its paragraph (a) in its entirety and replacing it with the following:

“(a) The execution and delivery of the documents and instruments for the consummation of the purchase and sale pursuant hereto (herein referred to as the “Closing”) shall take place on November 30, 2018, at 10:00 a.m. through the escrow services of Escrow Agent, or such earlier date and time, and/or such other location, as may be mutually agreeable to Seller and Purchaser (the “Closing Date”).”

2.In the event of any conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall control.

Exhibit 10.32

4.    Except as otherwise amended hereby, all of the other terms and provisions of the Contract are and shall remain in full force and effect and are hereby ratified by the parties hereto. All capitalized but undefined terms used in this Amendment shall have the meanings ascribed in the Contract.

5.    This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument. The delivery of counterpart signatures by facsimile transmission or e-mail of PDF format electronic copy shall have the same force and effect as the delivery of a signed hard copy.

[Signatures begin on following page]

Exhibit 10.32

WITNESS THE EXECUTION HEREOF as of the date first set forth above.

SELLER:

CATCHMARK HBU, LLC, a Delaware limited liability company

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

CATCHMARK SOUTHERN TIMBERLANDS II, L.P., a Delaware limited partnership

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

CATCHMARK TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

CATCHMARK TEXAS TIMBERLANDS, L.P., a Texas limited partnership

By:/s/ Don Warden
Name: Don Warden
Title: Vice President, Real Estate and Alternative Income
(SEAL)

PURCHASER:

FOREST INVESTMENT ASSOCIATES L.P.
By:  Forest Investment Associates, LLC
            Its General Partner

By: /s/ Marc A. Walley             (SEAL)
Name: Marc A. Walley
Title: President